UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80202
(Address of principal executive office)		(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) At the Company’s annual meeting of shareholders held on May 10, 2012, the shareholders of the Company approved the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”). A description of the material changes to the Certificate is contained in the Company’s proxy statement dated April 4, 2012 and is incorporated herein by reference. Shareholders should refer to the Certificate for more complete and detailed information. Also, the Board of Directors approved conforming amendments to the Company’s Bylaws, subject to shareholder approval of the proposal to amend and restate the Certificate. The Amended and Restated Bylaws were therefore effective as of May 10, 2012, and a copy is furnished as Exhibit 3.2 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of the Security Holders.

At the Company’s annual meeting of shareholders held on May 10, 2012, the results of the balloting were as follows:

Election of two Class II directors to our Board of Directors to hold office until the annual meeting of shareholders to be held in the year 2015 and thereafter until their successors are duly elected and qualified.

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
William F. Owens	39,699,944	2,988,222	2,023,184
Randy I. Stein	41,507,603	1,180,563	2,023,184

Election of one Class III director to our Board of Directors to hold office until the annual meeting of shareholders to be held in the year 2013 and thereafter until his successor is duly elected and qualified.

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kevin O. Meyers	42,129,475	558,691	2,023,184

Proposal to approve an advisory (non-binding) resolution regarding the compensation of our named executive officers.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
41,230,862	1,398,822	58,482	2,023,184

Proposal to amend and restate our certificate of incorporation to provide for the annual election of all directors.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
42,454,921	223,067	10,178	2,023,184

Proposal to amend and restate our certificate of incorporation to eliminate supermajority voting requirements.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
42,434,643	242,962	10,561	2,023,184

Proposal to approve the Company’s 2012 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
27,658,023	14,994,794	35,349	2,023,184

Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
44,511,334	181,174	18,842	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation [Incorporated by reference to Exhibit A to the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 4, 2012.]

3.2	Amended and Restated Bylaws as of May 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2012	BILL BARRETT CORPORATION

	By:	/s/ Francis B. Barron
Francis B. Barron
Executive Vice President — General Counsel; and
Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation [Incorporated by reference to Exhibit A to the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 4, 2012.]

3.2	Amended and Restated Bylaws as of May 10, 2012

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